Exhibit 10.1

This Release Agreement (this “Release Agreement”), dated as of September 2, 2014 (the “Effective Date”), by and between Cortex Pharmaceuticals, Inc., a Delaware corporation (“Cortex”), and the Institute for the Study of Aging, Inc., a New York corporation (the “Institute”, and together with Cortex, the “Parties”, and each, a “Party”).

WHEREAS, Cortex made that certain Promissory Note, dated May 30, 2000, in favor of the Institute, in the form attached hereto as Exhibit A (the “Note”) and the Note was issued pursuant to that certain Agreement to Accept Conditions of Loan Support, dated as of May 30, 2000, by and between the Parties, in the form attached hereto as Exhibit B (the “Loan Support Agreement”); and the Parties desire to settle and resolve all existing and potential suits, disputes, claims, charges, actions, causes of action, rights, demands, debts, obligations, damages, accountings, proceedings or any other matters of whatever nature that they may have against each other related to the Note and the Loan Support Agreement.

NOW, THEREFORE, in consideration of the premises set forth above and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. Consideration for Termination. As material consideration for the covenants, agreements and undertakings of the Parties under this Release Agreement, promptly following the full execution of this Release Agreement, Cortex shall grant to the Institute 1,000,000 un-registered restricted shares of Cortex’s common stock (the “Stock”), subject to the terms and conditions of such grant set forth herein (the “Stock Grant”).

2. Mutual Release. In consideration of the covenants, agreements and undertakings of the Parties under this Release Agreement, effective upon the Stock Grant, each Party, on behalf of itself and its respective present and former parents, subsidiaries, affiliates, officers, directors, shareholders, members, successors and assigns (collectively, “Releasors”) hereby releases, waives and forever discharges the other Party and its respective present and former, direct and indirect, parents, subsidiaries, affiliates, employees, officers, directors, shareholders, members, agents, representatives, permitted successors and permitted assigns (collectively, “Releasees”) of and from any and all actions, causes of action, suits, losses, liabilities, rights, debts, dues, sums of money, accounts, reckonings, obligations, costs, expenses, liens, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims, and demands, of every kind and nature whatsoever, whether now known or unknown, foreseen or unforeseen, matured or unmatured, suspected or unsuspected, in law, admiralty or equity (collectively, “Claims”), which any of such Releasors ever had, now have, or hereafter can, shall, or may have against any of such Releasees for, upon, or by reason of any matter, cause, or thing whatsoever from the beginning of time through the Effective Date arising out of or relating to the Note and the Loan Support Agreement, except for any Claims relating to rights and obligations preserved by, created by or otherwise arising out of this Release Agreement (including any surviving indemnification obligations under the Agreement). Each Party, on behalf of itself and each of its respective Releasors, understands that it may later discover Claims or facts that may be different than, or in addition to, those that it or any other Releasor now knows or believes to exist regarding the subject matter of the release contained in this Section 2, and which, if known at the time of signing this Release Agreement, may have materially affected this Release Agreement and such Party’s decision to enter into it and grant the release contained in this Section 2. Nevertheless, the Releasors intend to fully, finally and forever settle and release all Claims that now exist, may exist or previously existed, as set forth in the release contained in this Section 2, whether known or unknown, foreseen or unforeseen, or suspected or unsuspected, and the release given herein is and will remain in effect as a complete release, notwithstanding the discovery or existence of such additional or different facts. The Releasors hereby waive any right or Claim that might arise as a result of such different or additional Claims or facts.

3. Representations and Warranties.

(a) Mutual Representations and Warranties. Each Party hereby represents and warrants to the other Party that: (i) such Party has the full right, corporate power and authority to enter into this Release Agreement, to grant the release contained herein and to perform its obligations hereunder, (ii) he execution of this Release Agreement by the individual whose signature is set forth at the end of this Release Agreement on behalf of such Party, and the delivery of this Release Agreement by such Party, have been duly authorized by all necessary corporate action on the part of such Party, (iii) this Release Agreement has been executed and delivered by such Party and (assuming due authorization, execution and delivery by the other Party hereto) constitutes the legal, valid and binding obligation of such Party, enforceable against such Party in accordance with its terms, except as may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws and equitable principles related to or affecting creditors’ rights generally or the effect of general principles of equity, and (iv) such Party (A) knows of no Claims against the other Party relating to or arising out of the Note and the Loan Support Agreement that are not covered by the release contained in Section 2, and (B) has neither assigned nor transferred any of the Claims released herein to any person or entity and no person or entity has subrogated to or has any interest or rights in any Claims.

(b) Representations and Warranties of the Institute. The Institute hereby makes the following additional representations and warranties to Cortex: (i) there are no additional persons or entities affiliated with the Institute that are necessary to effectuate the release and extinguishment contemplated herein, (ii) the Institute acknowledges and agrees that Cortex has not fully complied with, and is not current with respect to, all United States federal and state securities laws and its reporting obligations thereunder, including the requirements of the Securities Act of 1933, as amended (the “Securities Act”) and the Securities Exchange Act of 1934, as amended, (iii) the Institute is acquiring the Stock solely for the Institute’s own beneficial account, for investment purposes, and not with a view to, or for resale in connection with, any distribution of the Stock. The Institute understands that the Stock has not been registered under the Securities Act or any “blue sky” or similar state laws by reason of specific exemptions under the provisions thereof which depend in part upon the intent of the Institute and of the other representations made by the Institute in this Release Agreement. The Institute understands that Cortex is relying upon the representations and agreements contained in this Release Agreement for the purpose of determining whether the Stock Grant meets the requirements for such exemptions, (iv) the Institute understands that the shares of Stock are “restricted securities” under applicable federal securities laws and that the Securities Act and the rules of the United States Securities and Exchange Commission (the “SEC”) provide in substance that the Institute may dispose of the Stock only pursuant to an effective registration statement under the Securities Act or an exemption therefrom, and the Institute understands that Cortex has no obligation or intention to register any of the Stock, or to take action so as to permit sales pursuant to the Securities Act (including Rule 144 thereunder). Accordingly, the Institute understands that under the SEC’s rules, the Institute may dispose of the Stock principally only in “private placements” which are exempt from registration under the Securities Act, in which event the transferee will acquire “restricted securities” subject to the same limitations as in the hands of the Institute. Consequently, the Institute understands that the Institute must bear the economic risks of the investment in the Stock for an indefinite period of time, (v) the Institute agrees: (A) that the Institute will not sell, assign, pledge, give, transfer or otherwise dispose of the Stock or any interest therein, or make any offer or attempt to do any of the foregoing, except pursuant to a registration of the Stock under the Securities Act and all applicable “blue sky” or similar state laws, or in a transaction which is exempt from the registration provisions of the Securities Act and all applicable “blue sky” or similar state laws; (B) that the certificates representing the Stock will bear a legend making reference to the foregoing restrictions; and (C) that Cortex and its affiliates shall not be required to give effect to any purported transfer of such Stock except upon compliance with the foregoing restrictions, (vi) the Institute understands and accepts that accepting the Stock Grant involves various risks and the Institute represents that it is able to bear any loss associated with accepting the Stock Grant, (vii) the Institute confirms that it is not relying on (and will not at any time rely on) any communication (written or oral) of Cortex or any of its affiliates, as investment advice or as a recommendation to accept the Stock Grant. It is understood that information and explanations related to the terms and conditions of the Stock and this Release Agreement or otherwise by Cortex or any of its affiliates shall not be considered investment advice or a recommendation to accept the Stock Grant, and that neither Cortex nor any of its affiliates is acting or has acted as an advisor to the Institute in deciding to accept the Stock Grant. The Institute acknowledges that neither Cortex nor any of its affiliates has made any representation regarding the proper characterization of the Stock for purposes of determining the Institute’s authority to accept the Stock Grant, (viii) the Institute is familiar with the business and financial condition and operations of Cortex, and has had access to such information concerning Cortex and the Stock as it deems necessary to enable it to make an informed decision concerning the acceptance of the Stock Grant, (ix) the Institute understands that no federal or state agency has passed upon the merits or risks of accepting the Stock Grant or made any finding or determination concerning the fairness or advisability of this Release Agreement, (x) the Institute confirms that Cortex has not (A) given any guarantee or representation as to the potential success, return, effect or benefit (either legal, regulatory, tax, financial, accounting or otherwise) of accepting the Stock Grant, (B) made any representation to the Institute regarding the legality of the Stock Grant under applicable legal investment or similar laws or regulations and (C) agreed to registered any the securities that the subject matter of the Stock Grant. In deciding to accept the Stock Grant, the Institute is not relying on the advice or recommendations of Cortex, and the Institute has made its own independent decision that accepting the Stock Grant is suitable and appropriate for the Institute, (xi) the Institute has such knowledge, skill and experience in business, financial and investment matters that the Institute is capable of evaluating the merits and risks of accepting the Stock Grant. With the assistance of the Institute’s own professional advisors, to the extent that the Institute has deemed appropriate, the Institute has made its own legal, tax, accounting and financial evaluation of the merits and risks of accepting the Stock Grant and the consequences of this Release Agreement. The Institute has considered the suitability of accepting the Stock Grant in light of its own circumstances and financial condition and the Institute is able to bear the risks associated with owning the Stock and its authority to accept the Stock Grant, and (xii) the Institute is an “accredited investor” as defined in Rule 501(a) under the Securities Act. The Institute agrees to furnish any additional information requested by Cortex or any of its affiliates to assure compliance with applicable United States federal and state securities laws in connection with the Stock Grant.

Cortex Pharmaceuticals, Inc. 126 Valley Road, Suite C, Glen Rock, NJ 07452

www.cortexpharm.com

(c) Disclaimer. EXCEPT FOR THE EXPRESS REPRESENTATIONS AND WARRANTIES SET FORTH IN THIS SECTION 3 OF THIS RELEASE AGREEMENT, (A) NEITHER PARTY HERETO NOR ANY PERSON ON SUCH PARTY’S BEHALF HAS MADE OR MAKES ANY EXPRESS OR IMPLIED REPRESENTATION OR WARRANTY WHATSOEVER, EITHER ORAL OR WRITTEN, WHETHER ARISING BY LAW, COURSE OF DEALING, COURSE OF PERFORMANCE, USAGE OF TRADE OR OTHERWISE, ALL OF WHICH ARE EXPRESSLY DISCLAIMED, AND (B) EACH PARTY HERETO ACKNOWLEDGES THAT, IN ENTERING INTO THIS RELEASE AGREEMENT, IT HAS NOT RELIED UPON ANY REPRESENTATION OR WARRANTY MADE BY THE OTHER PARTY, OR ANY OTHER PERSON ON SUCH OTHER PARTY’S BEHALF, EXCEPT AS SPECIFICALLY PROVIDED IN THIS SECTION 3.

4. Indemnification; Confidentiality. This Release Agreement may be pleaded by any of the Releasees as a full and complete defense and may be used as the basis for an injunction against any action at law or equity instituted or maintained against any of them in violation hereof. If any Claim is brought or maintained by the Releasors against any of the Releasees in violation of this Release Agreement, the Releasors will be responsible for all costs and expenses, including reasonable attorneys’ fees, incurred by the Releasees in defending same. The Institute hereby agrees (i) to keep the existence of this Release Agreement and the terms and conditions contained in this Release Agreement confidential, and (ii) to not disclose any such information concerning this Release Agreement unless required to do so by law (in which case prompt written notice shall be given to Cortex so as to allow it an opportunity to seek appropriate limitations and protections in connection with such disclosure).

5. Legend. The certificates representing the Stock granted pursuant to this Release Agreement will be imprinted with a legend in substantially the following form:

“THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. THE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE STATE SECURITIES LAWS AND THE SECURITIES LAWS OF OTHER JURISDICTIONS, AND IN THE CASE OF A TRANSACTION EXEMPT FROM REGISTRATION, UNLESS THE ISSUER HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT AND SUCH OTHER APPLICABLE LAWS.”

Cortex Pharmaceuticals, Inc. 126 Valley Road, Suite C, Glen Rock, NJ 07452

www.cortexpharm.com

6. Miscellaneous. All notices, requests, consents, claims, demands, waivers, summons and other legal process, and other similar types of communications hereunder (each, a “Notice”) must be in writing and addressed to the relevant Party at the address set forth on the first page of this Release Agreement (or to such other address that may be designated by the receiving Party from time to time in accordance with this Section 6). All Notices must be delivered by personal delivery, nationally recognized overnight courier (with all fees pre-paid), or certified or registered mail (in each case, return receipt requested, postage prepaid). A Notice is effective only (i) upon receipt by the receiving Party and (ii) if the Party giving the Notice has complied with the requirements of this Section 7. This Release Agreement and all matters arising out of or relating to this Release Agreement are governed by, and construed in accordance with, the laws of the State of Delaware, without regard to the conflict of laws provisions of such State. Any legal suit, action or proceeding arising out of or relating to this Release Agreement must be instituted in the federal courts of the United States of America or the courts of the State of Delaware, in each case located in the City of Wilmington and County of New Castle, and each Party irrevocably submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding. Service of process, summons, notice or other document by certified mail in accordance with Section 7 will be effective service of process for any suit, action or other proceeding brought in any such court. Each of the Parties waives trial by jury in any litigation, suit or proceeding between them in any court with respect to, in connection with or arising out of this Release Agreement, or the validity, interpretation or enforcement thereof. This Release Agreement, and each of the terms and provisions hereof, may only be amended, modified, waived or supplemented by an agreement in writing signed by each Party. Neither Party may assign, transfer or delegate any or all of its rights or obligations under this Release Agreement without the prior written consent of the other party. No assignment will relieve the assigning party of any of its obligations hereunder. Any attempted assignment, transfer or other conveyance in violation of the foregoing will be null and void. This Release Agreement will inure to the benefit of and be binding upon each of the Parties and each of their respective permitted successors and permitted assigns. This Release Agreement may be executed in counterparts, each of which is deemed an original, but all of which constitutes one and the same agreement. Delivery of an executed counterpart of this Release Agreement electronically or by facsimile shall be effective as delivery of an original executed counterpart of this Release Agreement. This Release Agreement constitutes the sole and entire agreement of the Parties with respect to the subject matter contained herein, and supersedes all prior and contemporaneous understandings, agreements, representations and warranties, both written and oral, with respect to such subject matter.

Cortex Pharmaceuticals, Inc. 126 Valley Road, Suite C, Glen Rock, NJ 07452

www.cortexpharm.com

IN WITNESS WHEREOF, the Parties have executed this Release Agreement on the Effective Date.

Cortex Pharmaceuticals, Inc.

By:	/s/ Arnold Lippa
Name:	Arnold Lippa
Title:	Chief Executive Officer

Institute for the Study of Aging, Inc.

By:	/s/ Howard Fillit
Name:	Howard Fillit
Title:	Executive Director

Cortex Pharmaceuticals, Inc. 126 Valley Road, Suite C, Glen Rock, NJ 07452

www.cortexpharm.com